Exhibit 10.1

GLOBALFOUNDRIES, Inc.

Maple Corporate Services Limited

P.O. Box 309, Ugland House

Grand Cayman, KY1-1104, Cayman Islands

August 17, 2010

Advanced Micro Devices, Inc.

7171 Southwest Parkway, B100.4

Austin, TX 78735

West Coast Hitech L.P.

P.O. Box 45005

Abu Dhabi, United Arab Emirates

Advanced Technology Investment Company

Mamoura Building A

Abu Dhabi, United Arab Emirates

Ladies and Gentlemen:

Reference is made to: (a) that certain Master Transaction Agreement, dated as of October 6, 2008, as amended, among Advanced Technology Investment Company (“Oyster”), West Coast Hitech L.P. (“Pearl”), Advanced Micro Devices, Inc. (“Discovery”) and GLOBALFOUNDRIES, Inc. (as successor to The Foundry Company, “FoundryCo”)(the “MTA”); and (b) that certain Funding Agreement, dated as of March 2, 2009 among Oyster, Discovery and FoundryCo, as amended on April 1, 2010 (the “Funding Agreement”). Capitalized terms used in this letter without definition herein have the meanings set forth in the MTA and the Funding Agreement, as the case may be.

The Parties hereby agree as follows with respect to certain matters set forth below:

Cash Reserve Requirement

Pursuant to Section 2.02 of the Funding Agreement, the Parties have agreed that at all times during the term of the Funding Agreement, the FoundryCo Group shall maintain Cash and Cash Equivalents in an amount equal to at least $850 million (the “Cash Reserve Requirement”).

The Parties hereby agree to amend the Cash Reserve Requirement as follows:

2.02. Cash Reserve. The Parties agree that at all times during the term of the Funding Agreement, FoundryCo Group shall maintain Cash and Cash Equivalents in an amount equal to at least $500 million; provided, however, that this requirement shall no longer apply upon the earlier of (i) FoundryCo entering into a Transition Period in accordance with Article VIII hereunder and (ii) the end of Phase II.

Miscellaneous Provisions

The miscellaneous provisions of Article XIV of the MTA are incorporated by reference herein.

Please indicate your agreement to the foregoing by signing the counterpart of this letter in the signature block provided below.

2

Yours truly,

GLOBALFOUNDRIES, Inc.

By:	/s/ Bruce McDougall
Name:	Bruce McDougall
Title:	Chief Financial Officer

Signature Page to Letter Agreement

Agreed and Acknowledged:

ADVANCED TECHNOLOGY INVESTMENT COMPANY

By:	/s/ Ibrahim Ajami
Name:	Ibrahim Ajami
Title:	CEO

Signature Page to Letter Agreement

Agreed and Acknowledged:

WEST COAST HITECH L.P.

By: West Coast Hitech G.P., Ltd., its general partner

By:	/s/ Shahzad Ahmed Khan
Name:	Shahzad Ahmed Khan
Title:	Director

Signature Page to Letter Agreement

Agreed and Acknowledged:

ADVANCED MICRO DEVICES, INC.

By:	/s/ Robert J. Rivet
Name:
Title:

Signature Page to Letter Agreement